                                  SCHEDULE 14A
                                   (RULE 14a)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       COMPUTER TASK GROUP, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[Company Logo]

                       COMPUTER TASK GROUP, INCORPORATED

                                                       April 1, 2004

Dear Fellow Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Computer Task Group, Incorporated which will be held at our corporate headquarters, 800 Delaware Avenue, Buffalo, New York on Wednesday, May 5, 2004 at 10:00 a.m.

     Your Proxy card is enclosed. Please indicate your voting instructions and sign, date and mail the Proxy promptly in the return envelope.

                                          Sincerely,

                                       /s/ James R. Boldt
                                       -----------------------------------------
                                          James R. Boldt
                                            Chairman and
                                           Chief Executive Officer

[Company Logo]

                              COMPUTER TASK GROUP,
                                  INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 5, 2004

     Computer Task Group, Incorporated will hold its Annual Meeting of Shareholders at its corporate headquarters located at 800 Delaware Avenue, Buffalo, New York on Wednesday, May 5, 2004, at 10:00 a.m. for the following purposes:

          1. To elect two Class I directors to hold office until the 2007 annual meeting of shareholders and until their successors are elected and qualified.

          2. To consider and act upon a proposal to approve and ratify an amendment to the Company's 2000 Equity Award Plan ("Plan") to increase the number of shares of the Company's common stock authorized for issuance under such Plan by 1,500,000 shares.

          3. To consider and act upon any other matters that may be brought before the meeting or any adjournment thereof.

     We have selected the close of business on March 26, 2004 as the record date for determination of shareholders entitled to notice of and vote at the meeting or any adjournment.

Buffalo, New York
April 1, 2004
                                          By Order of the Board of Directors,

                                          /s/ Peter P. Radetich
                                          --------------------------------------
                                          Peter P. Radetich
                                            Senior Vice President, Secretary and
                                            General Counsel

                              COMPUTER TASK GROUP,
                                  INCORPORATED

                                PROXY STATEMENT

     This Proxy Statement and the accompanying form of proxy are being mailed on or about April 1, 2004, in connection with the solicitation by the Board of Directors of Computer Task Group, Incorporated of proxies to be voted at the annual meeting of shareholders on May 5, 2004, and any adjournment or postponement of the meeting. The mailing address of the Company's executive office is 800 Delaware Avenue, Buffalo, New York 14209.

     The Board has selected the close of business on March 26, 2004 as the record date for the determination of shareholders entitled to vote at the annual meeting. On that date, the Company had outstanding and entitled to vote 20,868,834 shares of common stock, par value $.01 per share.

     Each outstanding share of common stock is entitled to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If a properly executed proxy in the accompanying form is returned, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Under the Company's Bylaws, as permitted by the New York Business Corporation Law ("BCL"), the presence, in person or by proxy, of one-third of the outstanding common stock is necessary to constitute a quorum of the shareholders to take action at the annual meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. Once a quorum is established, under the Company's Bylaws, the directors standing for election may be elected by a plurality of the votes cast. In the absence of instructions, returned proxies will be "For" the director nominees. In order to approve the amendment to the Plan, the NYSE listing standards require that a majority of the votes cast at the meeting be "For" the proposed amendment, provided that the total vote cast for the proposal represents over 50% of all outstanding common shares. For purposes of the Plan amendment proposal, votes "For," "Against," and "Abstain" will count as votes cast. Broker non-votes and failure to return proxies may not be counted and could, therefore, preclude approval of the Plan amendment if the votes that are cast do not represent over 50% of the outstanding common stock entitled to vote. Also, "Abstain" votes will have the effect of a vote against the Plan amendment for purposes of the NYSE listing requirements.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The terms for two Class I directors will expire at the 2004 annual meeting. Directors elected at the 2004 annual meeting will hold office for a three-year term expiring at the annual meeting of shareholders in 2007 and until their successors are elected and qualified. R. Keith Elliott, who is currently a Class I director has informed the Board that he has decided to not stand for re-election. As of the date of mailing of this proxy statement, the Governance and Nominating Committee has commenced its search for another director but has not identified a candidate to succeed Mr. Elliott. The BCL requires that all classes shall be as nearly equal in number as possible. Accordingly, Mr. Clark, who is currently a Class III director, has been nominated to stand for election as a Class I director. Therefore, the shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following nominees as Class I directors -- Randolph A. Marks and Randall L. Clark.

     All nominees have consented to serve as directors, if elected. However, if at the time of the meeting any nominee is unable to stand for election, the persons who are designated as nominees intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board.

         NOMINEES FOR CLASS I DIRECTORS WHOSE TERM WILL EXPIRE IN 2007

Randolph A. Marks                Mr. Marks, 68, is co-founder of the Company and
                                 is an independent business consultant. From
                                 1985 to September 1990, Mr. Marks served as
                                 Chairman of the Board of American Brass
                                 Company. Mr. Marks was engaged by the Company as a consultant from March, 1984, until his retirement from the Company in December, 1985.
                                 Prior to March, 1984, Mr. Marks served as
                                 Chairman of the Board and Chief Executive
                                 Officer of the Company commencing in June, 1979, and prior thereto as Chairman of the Board and President of the Company from the time of its organization in 1966. Mr. Marks has been a Director of CTG since 1966.

Randall L. Clark                 Mr. Clark, 60, has been the Chairman of the
                                 Board of Directors of Dunn Tire Corporation since 1996. From 1992 to 1996, Mr. Clark was the Executive Vice President and Chief
                                 Operating Officer of Pratt & Lambert United
                                 Inc. From 1985 to 1991 Mr. Clark served as the
                                 Chairman and Chief Executive Officer of Dunlop
                                 Tire Corporation. Mr. Clark is a Director of
                                 Taylor Devices, HSBC Bank -- Western Region,
                                 The Lifetime HealthCare Companies, Merchants
                                 Mutual Insurance Company and a Director of the Amherst Industrial Development Agency. Mr.
                                 Clark is also on the Council for the State
                                 University of New York at Buffalo, Chairman of the Buffalo Niagara Enterprise, a founding
                                 Director and past President of the Western New
                                 York International Trade Council, a Director of the Buffalo Niagara Partnership and Chairman of
                                 AAA Western and Central New York. Mr. Clark has been a Director of CTG since 2002.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
                         NOMINEES FOR CLASS I DIRECTORS

                 CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2005

James R. Boldt                   Mr. Boldt, 52, has been the Chairman, President
                                 and Chief Executive Officer of the Company since May of 2002. From July of 2001 to May of
                                 2002, he was the President and Chief Executive
                                 Officer. From February of 2001 to June 2001,
                                 Mr. Boldt was the Executive Vice President and
                                 Chief Financial Officer. Mr. Boldt was also the
                                 Vice President of the Company's Strategic
                                 Staffing business unit from December 2000 until September 2001. From 1996 until 2001, Mr. Boldt was Vice President and Chief Financial Officer of the Company. From 1976 until 1996, Mr. Boldt held various positions with Pratt & Lambert
                                 United Inc. most recently that of Vice
                                 President and Chief Financial Officer. Mr.
                                 Boldt is on the Board of Directors of the United Way of Buffalo, Child & Family Services and the Buffalo Niagara Partnership. Mr. Boldt has been a Director of CTG since 2001.

George B. Beitzel                Mr. Beitzel, 75, has been a director of various
                                 corporate boards since his retirement from International Business Machines Corporation in
                                 1987. Mr. Beitzel served at IBM for 32 years, the last 14 as a member of IBM's Board of Directors and Corporate Officer. He is currently a Director of Deutsche Bank Trust
                                 Company Americas, Gevity HR, a professional employer organization, Bitstream, Inc., a developer of computer software for the creation and printing of electronic documents and Actuate Corporation, a provider of web-based business information software. Mr. Beitzel is Chairman Emeritus of Amherst College and the
                                 Colonial Williamsburg Foundation. He is a graduate of the Harvard Business School and served twelve years on the board of directors of the Associates at Harvard Business School.
                                 Mr. Beitzel has been a Director of CTG since
                                 1994.

                 CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2006

John M. Palms                    Dr. Palms, Ph.D., Sc.D., L.H.D., 68, is
                                 Distinguished President Emeritus and
                                 Distinguished University Professor at the
                                 University of South Carolina where he was President from 1991 to 2002. From 1989 to 1991,
                                 Dr. Palms was the President and Professor of Physics at Georgia State University. Dr. Palms is a Director of Exelon Corporation (Chair of the Audit Committee), SIMCOM International
                                 Holdings, Inc., and Chairman of the Board of Assurant, Inc., a multinational financial services insurance company. Dr. Palms is the Chairman of the Board of Trustees of the Institute for Defense Analysis (IDA). Dr. Palms has been a director since 2002.

Daniel J. Sullivan               Mr. Sullivan, 57, has been the President and
                                 Chief Executive Officer of FedEx Ground, a wholly owned subsidiary of FedEx Corporation, since 1998. From 1996 to 1998, Mr. Sullivan was the Chairman, President and Chief Executive
                                 Officer of Caliber System. In 1995, Mr.
                                 Sullivan was the Chairman, President and Chief
                                 Executive Officer of Roadway Services. Mr.
                                 Sullivan is a Director of the Pennsylvania
                                 Council of Boy Scouts and a Director of the Allegheny Conference, an organization consisting of leading CEO's in the Pittsburgh, Pennsylvania area. Mr. Sullivan is also a Director of GDS Express in Akron, Ohio. Mr.
                                 Sullivan has been a director since 2002.

               SECURITY OWNERSHIP OF THE COMPANY'S COMMON SHARES
                 BY CERTAIN BENEFICIAL OWNERS AND BY MANAGEMENT

Security Ownership of Certain Beneficial Owners

     As of March 26, 2004, the following persons were beneficial owners of more than five percent of the Company's common stock. The following table shows the nature and amount of their beneficial ownership.

                                              NAME AND ADDRESS             AMOUNT AND NATURE   PERCENT
TITLE OF CLASS                              OF BENEFICIAL OWNER             OF OWNERSHIP(1)    OF CLASS
--------------                              -------------------            -----------------   --------
Common Stock......................  Thomas R. Beecher, Trustee                 4,090,369        19.60%
                                    CTG Stock Employee Compensation
                                    Trust
                                    200 Theater Place
                                    Buffalo, NY 14202
Common Stock......................  FleetBoston Financial Corporation          2,202,141(2)     10.57%
                                    111 Westminster Street
                                    Providence, RI 02903
Common Stock......................  Royce & Associates                         1,945,200         9.33%
                                    1414 Avenue of the Americas
                                    New York, NY 10019
Common Stock......................  The TCW Group, Inc.                        1,155,212(3)      5.54%
                                    865 South Figueroa Street
                                    Los Angeles, CA 90017
Common Stock......................  Dimensional Fund Advisors Inc.             1,055,950(4)      5.06%
                                    1299 Ocean Avenue, 11th Floor
                                    Santa Monica, CA 90401

---------------

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

(2) FleetBoston Financial Corporation has sole voting power with respect to 1,466,741 shares, sole dispositive power with respect to 2,196,141 shares and shared dispositive power with respect to 6,000 shares.

(3) The TCW Group, Inc. is the beneficial owner of 1,155,212 shares and has shared voting power with respect to 1,055,212 shares and shared dispositive power with respect to 1,155,212 shares. The TCW Group, Inc. may be deemed to be controlled by Societe Generale, S.A.

(4) Dimensional Fund Advisors Inc. is an investment adviser registered under
    Section 203 of the Investment Advisers Act of 1940. It furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the funds and may be deemed to be the beneficial owner of the shares of the Company held by the funds. All securities reported herein are owned by the funds. Dimensional disclaims beneficial ownership of such securities.

Security Ownership by Management

     As of March 26, 2004 the directors, the executive officers named in the compensation table, and all directors and executive officers of the Company as a group, respectively, owned beneficially the following amounts of the Company's common stock.

                                                              AMOUNT AND NATURE
NAME OF INDIVIDUAL                                              OF BENEFICIAL        PERCENT
OR NUMBER IN GROUP                                              OWNERSHIP(1)         OF CLASS
------------------                                            -----------------      --------
James R. Boldt..............................................        396,500(2)         1.90%
George B. Beitzel...........................................        250,841(3)         1.20%
R. Keith Elliott............................................        111,000(4)            *
Randall L. Clark............................................         70,000(5)            *
Randolph A. Marks...........................................        453,530(6)(7)      2.17%
John M. Palms...............................................         73,800(8)            *
Daniel J. Sullivan..........................................         66,000(9)            *
Gregory M. Dearlove.........................................         51,000(10)           *
Filip J.L. Gyde.............................................         51,750(11)           *
Thomas J. Niehaus...........................................         96,728(12)           *
Newton H. Parkes, III.......................................         23,500(13)           *
All directors and executive officers as a group (13
  persons)..................................................      1,720,389(14)        8.24%

---------------

  * Less than 1 percent of outstanding shares.

 (1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

 (2) Amount indicated represents 44,798 shares held by Mr. Boldt in his own name, 20,202 shares which are held by Mr. Boldt as custodian for members of his immediate family and options to purchase 331,500 shares which are or will become exercisable within sixty days.

 (3) Amount indicated represents 83,841 shares held by Mr. Beitzel in his own name, 13,000 shares held by Mr. Beitzel's wife, and options to purchase 154,000 shares that are or will become exercisable within sixty days.

 (4) Amount indicated represents 6,000 shares held by Mr. Elliott in his own name and options to purchase 105,000 shares that are or will become exercisable within sixty days.

 (5) Amount indicated represents 10,000 shares held by the Mr. Clark's wife and options to purchase 60,000 shares that are or will become exercisable within sixty days.

 (6) Under an agreement entered into in February 1981, upon the death of Mr. Marks, the Company will have the option to purchase up to as many shares of common stock owned by him as may be purchased with the proceeds of the insurance on the life of Mr. Marks maintained by the Company (currently $300,000 in the aggregate). The purchase price for the shares will be 90 percent of the market price of such shares on the Friday immediately preceding the date of death.

 (7) Amount indicated represents 227,530 shares held by Mr. Marks in his own name, 6,000 shares held by Mr. Marks' wife, 20,000 shares that are owned by a family charitable foundation, and options to purchase 200,000 shares that are or will become exercisable within sixty days. Mr. Marks has voting and investment power over the 20,000 shares that are owned by the family charitable foundation of which he is a trustee.

 (8) Amount indicated represents 13,800 shares held by Mr. Palms in his own name and options to purchase 60,000 shares that are or will become exercisable within sixty days.

 (9) Amount indicated represents 6,000 shares held by Mr. Sullivan in his own name and options to purchase 60,000 shares that are or will become exercisable within sixty days.

(10) Amount indicated represents 9,000 shares held by Mr. Dearlove in his own name, 2,000 shares held in trust for his children and options to purchase 40,000 shares that are or will become exercisable within sixty days.

(11) Amount indicated includes options to purchase 51,750 shares that are or will become exercisable within sixty days.

(12) Amount indicated represents 33,478 shares held by Mr. Niehaus in his own name and options to purchase 63,250 shares that are or will become exercisable within sixty days.

(13) Amount indicated represents 11,000 shares held by Mr. Parkes in his own name and options to purchase 12,500 shares that are or will become exercisable within sixty days. Mr. Parkes ceased to be an officer in February 2004.

(14) Amount indicated includes options to purchase 1,211,500 shares that are or will become exercisable within sixty days.

                     THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors is divided into three classes serving staggered three-year terms. The Board has seven directors and the following four committees: (i) Audit, (ii) Compensation, (iii) Governance and Nominating, and
(iv) Executive. During 2003, the Board held a total of six meetings. Each director attended at least 75% of the aggregate number of Board and applicable committee meetings.

DIRECTOR INDEPENDENCE AND EXECUTIVE SESSIONS

     The Board of Directors has affirmatively determined in February 2004 that each of the six non-management directors, George B. Beitzel, Randall L. Clark,
R. Keith Elliott, Randolph A. Marks, John M. Palms and Daniel J. Sullivan is an independent director as defined in the NYSE listing standards and in the judgment of the Board of Directors and, therefore, that a majority of the Company's seven-person Board of Directors is currently independent. The Board of Directors has determined that there are no material relationships between the Company and the Directors classified as independent other than service on the Company's Board of Directors and the compensation paid to Directors for such service.

     The foregoing independence determination of the Board of Directors also included the conclusions of the Board of Directors that:

     - each of the members of the Audit Committee, Governance and Nominating Committee, and Compensation Committee described in this proxy statement is respectively independent under the NYSE listing standards listed above for purposes of membership on each of these committees; and

     - each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b).

     Mr. Marks is currently serving as the "lead" independent director for purposes of scheduling and setting the agenda for the executive sessions of the independent directors. It is presently contemplated that executive sessions will occur during the fiscal year ending December 31, 2004, in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the standing committees of the Board of Directors.

     The Board of Directors has also adopted a statement of corporate governance principles that is available on the Company's website as described under "Corporate Governance and Website Information."

Audit Committee

     The Audit Committee is composed of three directors: George B. Beiztel, Chairman, R. Keith Elliott and Daniel J. Sullivan and operates under a written charter adopted by the Board of Directors. The charter of the Audit Committee was amended and restated by the Board of Directors in 2003 and is attached as Exhibit A to this Proxy Statement (and is available on our Company's website as described below under "Corporate Governance and Website Information"). The Audit Committee met five times during 2003.

     The primary purposes of the Audit Committee are to oversee on behalf of the Company's Board of Directors: (1) the accounting and financial reporting processes of the Company and integrity of the Company's financial statements,
(2) the audits of the Company's financial statements and appointment, compensation, qualifications, independence and performance of the Company's independent auditors, (3) the Company's compliance with legal and regulatory requirements, (4) the Company's internal audit function, and (5) preparation of the audit committee report that SEC rules require to be included in the annual proxy statement. The Committee's job is one of oversight. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. It is the Committee's responsibility to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews of the Company's financial condition or results of operations.

     The Board of Directors has determined that the members of this Committee are independent as described above under "Director Independence and Executive Sessions." During 2003 the Board of Directors also determined that all of the members of the Audit Committee meet the requirement of the New York Stock Exchange listing standards that each member be financially literate. Additionally, the Board of Directors determined that R. Keith Elliott meets the requirement of the NYSE listing standards that at least one member of the committee has accounting or related financial management expertise. The Board of Directors also determined that Mr. Elliott (but no other member of the Audit Committee) is an "audit committee financial expert" as defined in SEC Regulation S-K Item 401(h). Mr. Elliott has informed the Board that he will not stand for re-election at the 2004 Annual Meeting of Shareholders.

     Although the Company is not required to have an audit committee financial expert as defined in SEC rules serving on the Audit Committee, the Governance and Nominating Committee has begun a search for a director that will qualify as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Directors in the absence of such designation or identification. Moreover, the designation of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with such accountants their independence.

     Based on such review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE

                          George B. Beitzel, Chairman
                                R. Keith Elliott
                               Daniel J. Sullivan

Compensation Committee

     The Compensation Committee is composed of R. Keith Elliott, Chairman, George B. Beitzel, Randall L. Clark and John M. Palms. During 2003, this Committee held a total of three meetings. The Board of Directors has determined that the members of this Committee are independent as described above under "Director Independence and Executive Sessions."

     This Committee has a charter that is available on our Company's website as described below under "Corporate Governance and Website Information." The primary purposes of the Committee are to (1) determine and otherwise discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, (2) evaluate the performance of the company's executive officers and assess management succession planning, (3) recommend to the Board of Directors the cash and non-cash compensation policies for the non-employee directors, and (4) exercise the authority of the Board of Directors with respect to the administration of the company's stock-based and other incentive compensation plans.

Executive Committee

     The Executive Committee is composed of James R. Boldt, Chairman, George B. Beitzel, R. Keith Elliott and Randolph A. Marks. The Committee did not meet during 2003. The Executive Committee is empowered to act for the Board of Directors in intervals between Board meetings, with the exception of certain matters that by law cannot be delegated. The Committee meets as necessary.

Nominating and Corporate Governance Committee and Director Nomination Process

     During 2003, the Board formed the Nominating and Corporate Governance Committee. The Committee did not meet during 2003. The Committee is composed of Randolph A. Marks, Chairman, Randall L. Clark, John M. Palms and Daniel J. Sullivan.

     This Committee has a charter that is available on our Company's website as described below under "Corporate Governance and Website Information." The primary purposes of the Committee are to (a) recommend to the Board of Directors the individuals qualified to serve on the Company's Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies on the Board of Directors, (b) implement the Board's criteria for selecting new directors, (c) develop, recommend to the Board, and assess corporate governance policies for the Company, and (d) oversee the evaluation of the Board and management.

     The Board of Directors has determined that the members of this committee are independent as described above under "Director Independence and Executive Sessions."

     Director Nominations Made by Shareholders. The Committee will consider nominations timely made by shareholders pursuant to the requirements of our Company's Bylaws referred to in the "Stockholder Proposals" section near the end of past proxy statements and this Proxy Statement. This Committee has not formally adopted any specific elements of this policy, such as minimum specific qualifications or specific qualities or skills that must be possessed by qualified nominees, beyond the Committee's willingness to consider candidates proposed by shareholders.

     SEC rules available in November 2003 and effective for proxy statements first sent on or after January 1, 2004, require disclosure of the Committee's policy for considering director nominations by shareholders (if there is a policy) and related information concerning this Committee. Under these SEC rules, the Company is required to report in the appropriate Form 10-Q or Form 10-K for reporting periods ending after January 1, 2004, any material changes in the procedures by which stockholders may recommend nominees to the Board of Directors.

     Procedure for Stockholders to Nominate Directors. Any shareholder who intends to present a director nomination proposal for consideration at the 2005 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2005 Annual Meeting, must deliver a written copy of the proposal to the Company's principal executive offices no later than the deadline, and in accordance with the notice procedures, specified under "Shareholder Proposals" in this Proxy Statement and in accordance with the applicable requirements of SEC Rule 14a-8.

     If a shareholder does not comply with the foregoing Rule 14a-8 procedures, the shareholder may use the procedures set forth in the Company's Bylaws, although the Company would in the latter case not be required to include the nomination proposal as a proposal in the proxy statement and proxy card mailed to shareholders. For shareholder nominations of directors to be properly brought before an annual meeting by a shareholder pursuant to the Bylaws, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to and received by the Secretary of the Company not later than 60 days in advance of the originally scheduled date of the annual meeting of shareholders.

     The shareholder's notice referred to above must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure

     Process for Identifying Director Candidates. The Committee's current process for identifying and evaluating nominees for director consists of general periodic evaluations of the size and composition of the Board of Directors with a goal of maintaining continuity of appropriate industry expertise and knowledge of the Company. Since neither the Board nor this Committee has received any shareholder nominations in the past, the Committee has not considered whether there would be any differences in the manner in which the Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     Source of Recommendation for Current Nominees. The nominees for director included in this Proxy Statement have been formally recommended by the incumbent independent directors who serve on the Nominating and Governance Committee (the members of which include one of the nominees). The Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

     Past Nominations from More Than 5% Stockholders. Under the recently adopted SEC rules referred to above (and assuming consent to disclosure is given by the proponents and nominee), the Company must disclose any nominations for director made by any person or group beneficially owning more than 5% of the Company's outstanding common stock by the date that was 120 calendar days before the anniversary of the date on which its proxy statement was sent to its shareholders in connection with the previous year's annual meeting. The Company did not receive any such nominations.

STOCKHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

     Any record or beneficial owner of the Company's common stock who has concerns about accounting, internal accounting controls, or auditing matters relating to the Company may contact the Audit Committee directly. Any record or beneficial owner of the Company's common stock who wishes to communicate with the Board of Directors on any other matters should also contact the Audit Committee. The Audit Committee has undertaken on behalf of the Board of Directors to be the recipient of communications from shareholders relating to the Company. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Audit Committee will route these communications to the appropriate directors or committees so long as the intended recipients are clearly stated. Alternatively, any interested parties may communicate with the presiding independent member of our Board of Directors by writing to Randolph A. Marks, c/o Computer Task Group, Incorporated, 800 Delaware Avenue, Buffalo, New York 14209.

     Communications intended to be anonymous may be made by calling the Company's Whistleblower Hotline Service at 800-854-5313 and identifying yourself as an interested party intending to communicate with the Audit Committee (this third party service undertakes to forward the communications to the Audit Committee if so requested, assuming the intended recipient is clearly stated). You may also send communications intended to be anonymous by mail, without indicating your name or address, to Computer Task Group, Incorporated, 800 Delaware Avenue, Buffalo, New York 14209, Attention: Chairman of the Audit Committee. Communications not intended to be made anonymously may be made by calling the hotline number or by mail to that address, including whatever identifying or other information you wish to communicate.

     Shareholder proposals intended to be included presented at a meeting of shareholders by inclusion in the Company's proxy statement under SEC Rule 14a-8 or intended to be brought before a shareholders' meeting in compliance with the Company's Bylaws are subject to specific notice and other requirements referred to under "Shareholder Proposals" and in applicable SEC rules and the Company's Bylaws. The communications process for shareholders described above does not modify or relieve any requirements for shareholder proposals intended to be presented at a meeting of shareholders. If you wish to make a shareholder proposal to be presented at a meeting of shareholders, you may not communicate such proposals anonymously and may not use the hotline number or Audit Committee communication process described above in lieu of following the notice and other requirements that apply to shareholder proposals intended to be presented at a meeting of shareholders.

     The Company encourages its directors to attend its annual meetings but has not adopted a formal policy requiring this attendance. At our annual meeting on May 8, 2003, the following directors attended the meeting: James R. Boldt, George B. Beitzel, Randall L. Clark, R. Keith Elliott, Randolph A. Marks, John
M. Palms and Daniel J. Sullivan.

CORPORATE GOVERNANCE AND WEBSITE INFORMATION

     The NYSE listing standards generally require that our company implement the revised corporate governance requirements by the date of the Annual Meeting. The Company believes that it will be in compliance with the corporate governance requirements of the NYSE listing standards as of the date of the Annual Meeting, assuming the Nominees for director are elected and the absence of circumstances beyond our control that would adversely affect such compliance. The principal elements of these governance requirements as implemented by our Company are:

     - affirmative determination by the Board of Directors that a majority of the directors are independent;

     - regularly scheduled executive sessions of independent directors;

     - Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee comprised of independent directors and having the purposes and charters described above under the separate committee headings;

     - internal audit function;

     - corporate governance principles of our Board of Directors;

     - specific Audit Committee authority and procedures outlined in the charter of the Audit Committee attached as Appendix A to this Proxy Statement; and

     - a code of business conduct and ethics applicable to directors, officers and employees of our company. This code also contains a sub-section that constitutes a code of ethics specifically applicable to the Chief Executive Officer, Chief Financial Officer and other members of the our company's finance department based on their special role in promoting fair and timely public reporting of financial and business information about our company.

The charters of the three committees described above, the corporate governance principles of the Board of Directors, and the code of conduct are available without charge on the Company's website at www.ctg.com, by clicking on "Investors," and then "Corporate Governance". The Company will also send these documents without charge and in print to any stockholder who requests them.

Director Compensation

     Each non-employee director receives a $15,000 annual retainer, a $1,500 per meeting fee for attending Board meetings, a $1,500 per day fee for each day a committee meeting is held, and $5,000 annual fee for each chairman of a committee. Every three years, Directors also receive a grant of 60,000 stock options which vest in annual increments of 20,000 shares. Directors are reimbursed for expenses they incur while attending board and committee meetings. Directors who are employees of the Company do not receive additional compensation for their services as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10% of its outstanding common stock were complied with for 2003, except for

Mr. John M. Palms, a director of the Company, who inadvertently failed to file on a timely basis a Form 4 with respect to a purchase of the Company's common stock, and for the Computer Task Group Stock Employee Compensation Trust which failed to file on a timely basis a Form 4 with respect to a distribution of shares for satisfaction of options under the Company's Employee Stock Purchase Plan. This belief is based solely on the Company's review of copies of the reports furnished to it and written representations that no other reports were required.

Change in Independent Public Accountants and Fees

     On September 23, 2003, the Audit Committee of the Company's Board of Directors engaged KPMG LLP ("KPMG") as the principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 2003 and dismissed Deloitte & Touche LLP ("Deloitte"). During the two most recent fiscal years and any subsequent interim period prior to their engagement, the Company did not consult with KPMG on any matter. The decision to change accountants was made by the Audit Committee.

     Deloitte had been the independent accounting firm auditing the financial statements of the Company since July 7, 1998. Deloitte's report on the financial statements of the Company as of December 31, 2002, 2001 and 2000 and for the years then ended, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report. Also, during the aforementioned period, there occurred no "reportable event" within the meaning of Item 304(a) (1) (v) of Regulation S-K.

     A representative of KPMG will be present at the annual meeting of shareholders of the Company. The representative will be given the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions. To the best of the Company's knowledge, no member of that firm has any past or present interest, financial or otherwise, direct or indirect, in the Company or any of its subsidiaries. Matters involving auditing and related functions are considered and acted upon by the Audit Committee. The Audit Committee has determined that the provision of services described under "All Other Fees," below is compatible with maintaining the principal accountant's independence.

     Audit Fees -- The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the last two fiscal years, including the Company's foreign subsidiaries, and the reviews of the financial statements included in the Company's Forms 10-Q are approximately $208,881 for KPMG for 2003 and $187,313 for Deloitte for 2002.

     Audit-Related Fees -- The aggregate fees billed for assurance and related services for the last two fiscal years that are reasonably related to the performance of the audit or review of the Company's financial statements are $0 and $0.

     Tax Fees -- The aggregate fees billed in each of the last two fiscal years for tax compliance services were $0 for KPMG for 2003 and $86,267 for Deloitte for 2002.

     All Other Fees -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountants other than the services described above were $0 for KPMG and $27,265 in 2003 and $26,500 in 2002 for Deloitte. The fees were for tax compliance software.

     All of the services rendered in 2003 in the last three categories above were pre-approved by the Audit Committee under its pre-approval policy described below.

     Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Committee pre-approves each particular service on a case-by-case basis.

     Incorporation by Reference. The Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, references to the independence of directors, and the Stock Performance Graph are not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission, are not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by the Company under the Exchange Act or the Securities Exchange Act of 1933, as amended, except to the extent the Company specifically incorporates any such information into a document that is filed.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table shows the annual and long-term compensation paid to the Chairman, President and Chief Executive Officer and to the four other most highly compensated executive officers for services rendered in 2003, 2002, and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                          -------------------------------
                                            ANNUAL COMPENSATION                  AWARDS           PAYOUTS
                                     ----------------------------------   ---------------------   -------
                                                              OTHER       RESTRICTED
                                                              ANNUAL        STOCK      OPTIONS/    LTIP      ALL OTHER
NAME AND                              SALARY     BONUS     COMPENSATION    AWARD(S)     SAR'S     PAYOUTS   COMPENSATION
PRINCIPAL POSITION            YEAR     ($)        ($)        ($) (1)         ($)         (#)        ($)       ($) (1)
------------------            ----   --------   --------   ------------   ----------   --------   -------   ------------
James R. Boldt..............  2003   $400,000   $164,400     $     0          $0        75,000      $0        $ 6,000
  Chairman, President and     2002   $400,000   $      0     $     0          $0             0      $0        $ 5,500
  Chief Executive Officer     2001   $350,182   $ 50,000     $     0          $0       475,000      $0        $ 5,100
Gregory M. Dearlove.........  2003   $285,000   $ 63,020     $     0          $0        20,000      $0        $ 5,919
  Senior Vice President       2002   $285,000   $      0     $     0          $0             0      $0        $ 4,125
  and Chief Financial         2001   $ 71,250   $ 38,000     $     0          $0       100,000
    Officer                                                                                                   $     0
Filip J.L. Gyde(2)..........  2003   $207,468   $ 15,892     $62,063          $0        10,000      $0        $20,747
  Senior Vice President       2002   $259,373   $      0     $66,968          $0             0      $0        $25,260
  and General Manager,        2001   $226,454   $      0     $57,951          $0        40,000      $0        $22,646
  CTG Europe
Thomas J. Niehaus...........  2003   $215,000   $ 36,990     $     0          $0        25,000      $0        $ 6,000
  Senior Vice President       2002   $215,000   $      0     $     0          $0        15,000      $0        $ 5,500
  and General Manager,        2001   $206,667   $ 28,010     $     0          $0        50,000      $0        $ 5,100
  CTG HealthCare Solutions
Newton H. Parkes III(3).....  2003   $215,000   $ 23,290     $     0          $0             0      $0        $ 5,540
  Senior Vice President,      2002   $ 37,625   $      0     $     0          $0        75,000      $0        $     0
  IT Solutions

---------------

(1) Consists of Company contributions under retirement plans.

(2) Other annual compensation for Mr. Gyde consists of vacation and other premiums, including the cost of providing for a company automobile.

(3) Mr. Parkes joined the Company as the Vice President, IT Solutions on October 28, 2002 and ceased to be an officer of the Company in February 2004.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed of R. Keith Elliott (Chairman), George B. Beitzel, Randall L. Clark and John M. Palms, each of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee is responsible for overseeing the administration of the Company's employee stock and benefit plans, establishing policies relating to the compensation of employees and setting the terms and conditions of employment for executive officers. This Committee report describes the various components of the Company's executive officer compensation program and the basis on which 2003 compensation was paid to such executive officers, including the executive officers named in the compensation table set forth above.

     Compensation Policy -- The Committee's compensation policies are designed to maintain a direct relationship among executive pay, financial performance of the Company and the creation of shareholder value. Such policies seek to:

     - Provide compensation opportunities that enable the Company to attract and retain qualified executives;

     - Provide compensation that is directly related to the performance of both the Company and the individual;

     - Integrate the compensation programs with the Company's annual and long-term financial and operating objectives; and

     - Align the interests of executive officers with the long-term interests of the Company's stockholders through stock-based award opportunities that can result in ownership of the Company's common stock.

     The Company's executive compensation program attempts to achieve the foregoing objectives by integrating annual base salary with annual cash and stock-based incentives based on both Company and individual performance. Measurement of Company performance is based on operating and financial objectives set at the beginning of each year. As a result, executive compensation tends to be higher in years in which the performance goals are achieved or exceeded. In addition, as an executive's level of responsibility increases, a substantial portion of his or her annual compensation is based on performance incentives. Accordingly, there will be greater variability in an executive's total compensation from year to year based on both the individual's and the Company's actual performance.

     Components of Executive Compensation -- The compensation paid to the Company's executive officers, as reflected in the tables set forth in this Proxy Statement, consisted of annual base salary, annual cash incentive compensation, long-term stock-based incentive compensation and deferred compensation.

     Annual Base Salary -- With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors including the executive's level of responsibility, individual performance and the salaries of similar positions in the Company and in comparable companies both within and outside our industry who compete for executive talent. The Committee also engages a compensation consultant to advise it with respect to such matters.

     Annual Cash Incentive Compensation -- Each executive officer's total annual compensation consists in part of annual cash incentive compensation. Awards of cash incentive compensation are based on the attainment of one or more specified targeted levels of (i) gross profit, (ii) operating income, (iii) specific assigned objectives, (iv) earnings per share, and (v) individual objectives. The Committee, in awarding cash incentive compensation, considers the recipient's individual contribution toward Company operating profitability, cost containment, leadership, teamwork and the successful implementation of business strategy. The objective of this form of annual compensation is to provide an incentive to certain executives to achieve operating and financial objectives that the Committee believes are primary determinants of shareholder value over time.

     Long-Term Stock-Based Incentive Compensation -- The third component of executive compensation consisted of grants of stock options under the Company's 2000 Equity Award Plan. In making grants of stock options, the Committee considered an executive's contribution toward past and the expected contribution toward future Company performance. Any value that might be received from an option grant depends upon increases in the price of the Company's common stock. Accordingly, the amount of compensation to be received by an executive is directly aligned with increases in shareholder value. Grants of stock options are made to key employees of the Company who, in the opinion of the Committee, have had and are expected to continue to have a significant impact on the long-term performance of the Company. The awards are also intended to reward individuals who remain with the Company and to further align their interests with those of the Company's shareholders. The Committee strongly believes that stock ownership by management and stock-based performance compensation are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

     Stock Options Granted During 2003 -- The Committee granted stock options to various executive officers named in the following table (see Options/SAR Grants in 2003). In general, recipients of the stock options receive the right to purchase shares of common stock of the Company in the future at a price equal to their fair market value determined on the date of grant. The Committee determines the dates and terms upon which option may be exercised, as well as whether the options will be incentive stock options or nonqualified stock options. In determining whether to grant an individual stock options, the Committee considers an executive's contribution toward Company performance, expected future contribution and the number of options and shares of common stock presently held by the executive.

     Deferred Compensation -- The fourth component of executive compensation may consist of the Company's contribution under the CTG Non-Qualified Key Employee Deferred Compensation Plan for those executives chosen to participate in the Plan. Executives chosen to participate in the Plan are eligible to elect to defer a percentage of their annual cash compensation. In addition, executives are also eligible to receive a Company contribution under the Plan in an amount equal to a specified percentage of the sum of the executive's 2003 base salary and bonus compensation. The Company's contribution percentage and criteria used to determine performance targets are based on the recommendations of the Chairman, President and CEO, subject to the approval of the Committee. The contribution is made in cash or CTG common stock, as determined by the Committee. No contributions were made in 2003 under this Plan.

     Chief Executive Officer Compensation -- The Committee, in setting the compensation for the position of Chief Executive Officer, sought to provide a compensation package which depended in part upon the attainment of both annual and long-term objectives, thereby linking the annual compensation of the CEO to individual performance and the Company's performance. Compensation for the position of CEO consisted of the following: (i) annual base compensation established by the Committee, (ii) cash incentive compensation measured by Company financial performance and the CEO's attainment of specific strategic and organizational objectives, together with an assessment by the Committee and the Board of Directors of the effectiveness of the CEO, (iii) long-term stock-based incentive compensation, and (iv) a contribution under the CTG Non-Qualified Key Employee Deferred Compensation Plan.

     Mr. Boldt's 2003 compensation consisted of base compensation of $400,000, a bonus of $164,400 and a grant of 75,000 stock options at $3.18 per share.

     Section 162(m) of the Internal Revenue Code -- Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid to any "covered employee" in any taxable year. The term "covered employee" is defined as the Chief Executive Officer and the four other highest paid executive officers of the corporation. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is "performance based as defined in Section 162(m). The 2000 Equity Award Plan has been designed to meet the requirements for deductibility.

                    SUBMITTED BY THE COMPENSATION COMMITTEE

                    R. Keith Elliott, Chairman                         George B.
Beitzel
                    Randall L. Clark           John M. Palms

                           COMPANY PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder returns for the Company's common stock, the S&P 500 Index, and a Peer Group, assuming a base index of $100 at the end of 1998. The cumulative total return for each annual period within the five years presented is measured by dividing (1) the sum of (A) the cumulative amount of dividends for the period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the period by (2) the share price at the beginning of the period. The calculations exclude trading commissions and taxes.

[GRAPH]

              --------------------------------------------------------------------------------------------
                                                  Dec 98    Dec 99    Dec 00    Dec 01    Dec 02    Dec 03
              --------------------------------------------------------------------------------------------
                Computer Task Group, Inc.           100     54.77     14.66     14.67     12.99     14.48
              --------------------------------------------------------------------------------------------
                S&P 500 Index                       100     121.04    110.02    96.95     75.52     97.18
              --------------------------------------------------------------------------------------------
                Peer Group                          100     94.40     21.52     35.60     16.77     22.97
              --------------------------------------------------------------------------------------------

     The Peer Group comprises the following companies which are in the business of providing software and information technology (IT) services: Alternative Resources Corporation; American Management Systems, Incorporated; Analysts International Corporation; Ciber, Inc.; Computer Horizons Corp.; Compuware Corporation; Keane, Inc.; and Technology Solutions Company.

Option/SAR Grants, Exercises and Holdings

     The following tables set forth certain information concerning stock options granted and exercised during 2003, and unexercised options held as of the end of 2003, by the named executives:

                           OPTIONS/SAR GRANTS IN 2003

                                                                                                    POTENTIAL
                                                                                               REALIZABLE VALUE AT
                                                                                                 ASSUMED ANNUAL
                             NUMBER OF                                                           RATES OF STOCK
                            SECURITIES      PERCENT OF TOTAL                                   PRICE APPRECIATION
                            UNDERLYING        OPTIONS/SARS     EXERCISE OR                     FOR OPTION TERM(1)
                           OPTIONS/SARS        GRANTED TO      BASE PRICE                      -------------------
NAME                      GRANTED IN 2003    EMPLOYEES 2003     PER SHARE    EXPIRATION DATE    5% ($)    10% ($)
----                      ---------------   ----------------   -----------   ---------------   --------   --------
James R. Boldt..........      37,500              7.25%           $3.18         2/6/2018       $128,662   $378,887
                              37,500              7.25%           $3.18         2/6/2013       $ 70,371   $175,995
Gregory M. Dearlove.....      20,000              3.87%           $3.18         2/6/2013       $ 32,830   $ 80,200
Filip J.L. Gyde.........      10,000              1.93%           $3.18         2/6/2013       $ 19,999   $ 50,681
Thomas J. Niehaus.......       6,250              1.21%           $3.18         2/6/2018       $ 21,444   $ 63,148
                              18,750              3.63%           $3.18         2/6/2013       $ 32,946   $ 81,394
Newton H. Parkes III....           0                 0               --               --              0          0

---------------

(1) The dollar amounts under these columns use the five (5%) percent and ten (10%) percent annual rates of stock price appreciation prescribed by the SEC. This presentation is not intended to forecast future appreciation of the Company's stock.

   AGGREGATE OPTION/SAR EXERCISES IN 2003 AND 2003 YEAR-END OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                              SHARES                       FISCAL YEAR END             AT FISCAL YEAR END
                             ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                        ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
James R. Boldt............       0           $0        318,450        455,750        $81,000       $296,250
Gregory M. Dearlove.......       0           $0         35,000         85,000        $67,550       $139,650
Filip J.L. Gyde...........       0           $0         48,250         41,750        $ 7,613       $  9,638
Thomas J. Niehaus.........       0           $0         42,750         76,750        $     0       $ 17,750
Newton H. Parkes III......       0           $0         12,500         62,500        $13,000       $ 65,000

Executive Supplemental Benefit Plan

     The Company maintains an Executive Supplemental Benefit Plan (Supplemental
Plan) which provides one current employee and certain former executives with deferred compensation benefits. The Supplemental Plan was amended as of December 1, 1994 in order to freeze the then current benefits, provide no additional benefit accruals for participants and to admit no new participants. As a result of this action, the Company reduced its annual Supplemental Plan expense from approximately $1.1 million in 1994 to approximately $0.6 million in 2003. Generally, the Supplemental Plan provides for retirement benefits of up to 50% of a participating employee's base compensation at termination or as of December 1, 1994, which ever is earlier, and pre-retirement death benefits calculated using the same formula that is used to calculate normal and early retirement benefits. Benefits are based on service credits earned each year of employment prior to and subsequent to admission to the Supplemental Plan through December 1, 1994. Retirement benefits and pre-retirement death benefits are paid during the 180 months following retirement or death, respectively, while disability benefits are paid until normal retirement age. Normal retirement is age 60. For any participant who is a member of a successor plan, the normal retirement age is increased to 65.

     On November 30, 1994, the Supplemental Plan was also amended to provide that in the event of a change of control, participants employed at that time shall be entitled to receive a lump sum benefit equivalent to the present value of 50% of their base compensation as of the date of the change of control. A change of control will occur if (1) any person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as the ownership of stock of the Company) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of combined voting power of the Company's then outstanding voting securities; (2) during any period of 24 consecutive months, individuals who at the beginning of the period constitute the Board and any new director whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors (other than in connection with the contested election), before the beginning of the period cease, for any reason, to constitute at least a majority thereof; or (3) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the conditions for a merger or consolidation described in the Supplemental Plan.

     Plan participants may request the Committee to begin the payment of retirement benefits beginning at age 55. It is within the discretion of the Compensation Committee as to whether or not a participant will be permitted to receive early retirement benefits.

     Mr. Boldt and the other named executive officers did not participate in the Supplemental Plan. There is one current and 19 former employees that are covered by the Supplemental Plan.

Non-Competition and Employment Agreements

     On July 16, 2001, the Company entered into an employment agreement with Mr. Boldt. The agreement will continue in effect until either party provides 60 days prior written notice to the other that it does not wish to continue Mr. Boldt's employment. The agreement provides for an annual base salary of $400,000. In the event the Company terminates Mr. Boldt's employment for other than cause (as defined in the agreement) or Mr. Boldt terminates his employment for good reason (as defined in the agreement) or he dies or becomes disabled, the Company will pay as severance to Mr. Boldt an amount equal to the average annual total compensation paid to Mr. Boldt during the three prior years (which includes the current year). The severance is payable in 26 consecutive bi-weekly installments. The Company will also continue certain medical benefits during such period. If at the end of the twelve-month period, Mr. Boldt is not employed, he will continue to receive such compensation and benefits for up to an additional six months. The agreement also prohibits Mr. Boldt from competing with the Company for a period of one-year following the termination of employment.

Change in Control Agreements

     On July 16, 2001, the Company entered into a change in control agreement with Mr. Boldt. The agreement provides that upon the occurrence of a change in control, Mr. Boldt will become fully vested in and entitled to exercise immediately all stock related awards he has been granted under any of the Company's plan. The Agreement goes on to provide that upon the termination of Mr. Boldt's employment (a) without cause by the Company or by himself with good reason within 24 months following a change in control or (b) by himself for any reason within 6 months after a change in control, Mr. Boldt will receive three times his full salary and bonus as well as a lump sum to cover fringe benefits. A change in control will occur if (1) the Company's stockholders approve (a) the dissolution or liquidation of the Company, (b) the merger or consolidation or other reorganization of the Company with any other entity other than a subsidiary of the Company, or (c) the sale of all or substantially all of the Company's business or assets or (2) any person other than the Company or its subsidiaries or employee benefit plans becomes the beneficial owner of more than 20% of the combined voting power of the Company's then outstanding securities or
(3) during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period.

     Each of the named executives in the cash compensation table have entered into a change of control agreement with the Company. These agreements contain provisions that are generally similar to that of Mr. Boldt except that in the event their employment is terminated by the Company without cause or by themselves with good reason within 24 months after a change in control, such executives would receive two times their salary and bonus.

Non-Qualified Key Employee Deferred Compensation Plan

     On February 2, 1995 the Compensation Committee approved the creation of a Non-Qualified Key Employee Deferred Compensation Plan. The Deferred Compensation Plan is intended as a successor plan to the Supplemental Plan. Participants in the Deferred Compensation Plan are eligible to (1) elect to defer a percentage of their annual cash compensation and (2) receive a Company contribution of a percentage of their base compensation and annual bonus if the Company attains annual defined performance objectives.

     The Chief Executive Officer, subject to the approval of the Compensation Committee, recommends (1) those key employees who will be eligible to participate and (2) the percentage of a participant's base and bonus compensation which will be contributed each year to the Deferred Plan if the Company attains annual defined performance objectives. All amounts credited to the participant are invested, as determined by the Compensation Committee, and the participant is credited with actual earnings of the investments. Company contributions, including investment earnings, may be cash or the stock of the Company.

     Plan participants have a 100% nonforfeitable right to the value of their corporation contribution account after the fifth anniversary of the employment with the Company. If a participant terminates employment due to death, disability, retirement at age 65, or in the event a change of control (as defined in the CTG Executive Supplemental Benefit Plan previously recited) occurs, the participant or his or her estate will be entitled to receive the benefits accrued for the participant as of the date of such event. Company contributions will be forfeited in the event a participant incurs a separation from service for cause. Participants are 100% vested in their own contributions. All amounts in the Deferred Plan, including elective deferrals, are held as general assets of the Company and are subject to the claims of creditors of the Company. The Company did not attain defined operating income objectives during 2003 and therefore, no contributions were made under the Plan.

Directors' and Officers' Liability Insurance

     The Company indemnifies its directors and officers to the extent permitted by law in connection with civil and criminal proceedings against them by reason of their service as a director or officer. As permitted by Section 726 of the New York Business Corporation Law, the Company has purchased directors' and officers' liability insurance to provide indemnification for the Company and all its directors and officers. The current liability insurance policy, with a policy period effective April 1, 2003, was issued by The Chubb Group of Insurance Companies at an annual premium of approximately $395,000.

Certain Relationships and Related Transactions

     During 2003 Mr. Marks, a director of the Company, received an annual sum of $90,000 payable monthly under the terms of the Supplemental Plan. Under the terms of a non-competition agreement that covered the period from March 1984 through October 1995, Mr. Marks also receives the same medical benefits as those provided to officers of the Company. The Company also paid the premiums on a life insurance policy for Mr. Marks with a face value of $300,000.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the Company's common stock that may be issued under the Company's equity compensation plans as of December 31, 2003.

                                  NUMBER OF SECURITIES       WEIGHTED-AVERAGE              NUMBER OF SECURITIES
                                    TO BE ISSUED UPON       EXERCISE PRICE OF             REMAINING AVAILABLE FOR
                                 EXERCISE OF OUTSTANDING   OUTSTANDING OPTIONS,            FUTURE ISSUANCE UNDER
                                    OPTIONS, WARRANTS            WARRANTS                EQUITY COMPENSATION PLANS
                                       AND RIGHTS               AND RIGHTS        (EXCLUDING SECURITIES REFLECTED IN (A))
                                 -----------------------   --------------------   ---------------------------------------
Equity compensation plans
  approved by security
  holders --
  Equity Award Plan............         1,995,250                 $ 3.40                          989,750
  1991 Stock Option Plan.......         1,201,375                 $14.13                               --
Equity compensation plans not
  approved by security
  holders -- None..............                --                     --                               --
                                        ---------                 ------                          -------
     Total.....................         3,196,625                 $ 7.43                          989,750
                                        =========                 ======                          =======

The Company has no plans which have not been approved by shareholders.

                                 PROPOSAL NO. 2

          APPROVAL AND RATIFICATION OF THE AMENDMENTS TO THE COMPUTER
                TASK GROUP, INCORPORATED 2000 EQUITY AWARD PLAN

     At the annual meeting, shareholders are being asked to consider and take action upon a proposal to approve and ratify an amendment to the Company's 2000 Equity Award Plan ("Plan") to increase the number of shares of common stock that can be purchased under the Plan by 1,500,000 shares. There are currently 2,000,000 shares authorized under the Plan of which 529,750 are currently available for grant. As of March 26, 2004, the closing price of the Common Stock as reported by the New York Stock Exchange -- Composite Transactions Listing was $4.95 per share. The full text of the Plan is set forth in Exhibit B hereto and shareholders are urged to refer to it for a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan.

     The Plan is administered by the Compensation Committee of the Board of Directors ("Committee") who may interpret, construe and amend the Plan, adopt rules and regulations relating to its administration and appoint one or more agents to assist it in the administration of the Plan. The Plan will remain in effect until it is terminated by the Committee.

     The purpose of the Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees, including officers and non-employee directors, with awards and incentives for high levels of individual performance and improved financial performance of the Company. As of March 26, 2004, there were approximately 70 key employees (including officers) and six non-employee directors who were eligible to participate in the Plan. The Committee will have authority to grant awards and to determine the prices and amounts at which securities will be offered or awarded as well as the terms and conditions, including vesting or performance criteria, of such awards. The Committee will also have the authority to construe and interpret the Plan and any agreements defining the rights and obligations of the Company and Plan participants and to amend and rescind rules and regulations relating to the administration of the Plan. The Committee has the authority, subject to the limitations set forth in the Plan, to waive conditions of or limitations on awards to eligible persons that the Committee has previously imposed, without the consent of the individual, and make other changes that do not materially and adversely affect in any manner the rights and benefits granted to an individual. To the extent required under Code Sections 422 and 424, Section 505 of the New York Business Corporation Law, or any other applicable law, any amendment to this Plan will be subject to shareholder approval.

     Stock Options. The Committee has the authority to grant either incentive stock options or non-qualified stock options at such prices as determined by the Committee, but in the case of incentive stock options at a price not less than the fair market value of such shares on the date of grant. The fair market value of the shares will generally be the closing price of the Company's Common Stock as reported on the composite tape of the New York Stock Exchange. The purchase price of any shares purchased on the exercise of an option will be paid in full at the time of each purchase in one or a combination of the following methods:
(a) in cash; (b) by certified or cashier's check; (c) if authorized by the Committee, by a promissory note (this method of payment is not permitted under applicable law for directors and executive officers); (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by delivery of shares of Common Stock of the Company already owned by the option holder, but the Committee may in its absolute discretion limit the option holder's ability to exercise an award by delivering such shares. Shares of Common Stock used to pay the exercise price of an option will be valued at fair market value on the date of exercise. In addition, the Committee may provide that an option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price.

     The Committee has the authority to, for the benefit of any option holder, adjust the vesting schedule, the number of shares subject to, the restrictions upon or the term of an option by cancellation of an outstanding award and the subsequent regranting of an option, by amendment, by substitution of an outstanding award, by waiver or by other legally valid means. In no event shall the foregoing result in, without the prior approval of the Company's shareholders, the repricing of options through cancellation or regrant or otherwise lowering of the exercise price of an outstanding option.

     If an option holder's employment by the Company terminates for any reason other than retirement, total disability, death or "for cause" (all of which are defined in the Plan), the option holder will have, unless otherwise provided in an award agreement, three months after such date to exercise any option to the extent it has become exercisable on the date of termination. If an option holder's employment terminates as a result of total disability or death, the option holder or his or her personal representative or beneficiary will have until twelve months after such date in which to exercise the option but only to the extent the option will have become exercisable by the date of termination. If an option holder's employment terminates a result of retirement, the option holder will have, unless otherwise provided in an award agreement, until twelve months after the date of retirement to exercise any non-qualified option (three months in the case of an incentive stock option).

     Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") to eligible persons under the Plan either concurrently with the grant of another award or in respect of an outstanding award, or independently of any other award. Any SAR granted in connection with an incentive stock option will contain such terms as may be required to comply with the provisions of
Section 422 of the Internal Revenue Code. Unless otherwise determined by the Committee, a SAR related to another award will be exercisable at such time or times, and to the extent, that the related award will be exercisable. A SAR granted independently of any other award will be exercisable pursuant to the terms of the award agreement but in no event earlier than six months after the award date, except in the case of death or total disability. Unless the Committee provides otherwise, upon the exercise of a SAR and the attendant surrender of an exercisable portion of any related award, the SAR holder will be entitled to receive payment of an amount determined by multiplying (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related award (if applicable) or the initial share value specified in the award from the fair market value of a share of Common Stock on the date of exercise of the SAR, by (b) the number of shares with respect to which the SAR has been exercised.

     Restricted Stock Awards. The Committee may grant one or more restricted stock awards to any eligible person. Such award will specify the number of shares of Common Stock to be issued to the individual, the date of such issuance, the consideration for such shares, the extent to which and the time at which the individual will be entitled to dividends, voting rights in respect to the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the award date, except as otherwise provided for by the Committee. Restricted shares may not generally by sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested. Unless otherwise provided in an award agreement, an individual receiving restricted stock will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any restricted shares which cease to be eligible for vesting.

     Performance Share Awards and Stock Bonuses. The Committee may grant performance share awards to eligible persons based upon such factors as the Committee deems relevant. An award will specify the maximum number of shares of Common Stock, if any, subject to the performance award, the consideration to be paid for any such shares, the duration of the award and the conditions upon which delivery of any shares or cash to the individual will be based. The amount of cash or shares that may be deliverable pursuant to an award will be based upon the degree of attainment over a specified period of not more than ten years as may be established by the Committee of such measures of the performance of the Company or the individual as determined by the Committee. The eligible class of persons for this type of award is limited to executive officers of the Company. The Committee may also grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions as determined by the Committee.

     Cash Bonus Awards. The Committee may establish a program of annual incentive awards that are payable in cash to eligible persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary or division basis with reference to revenues, net earnings, cash flow, return on equity or on assets or net investment, cost containment of the achievement of strategic goals. In no event may awards payable to any eligible person exceed $1 million in any year.

     Adjustments/Acceleration/Change of Control. In the event that there is a reclassification, recapitalization, stock split, reorganization, merger, consolidation, spin-off or any similar extraordinary corporate transaction, the Committee will, to the extent it deems appropriate and equitable, proportionately adjust (a) any or all of the number and type of shares of Common Stock that may be made the subject of an award, (b) the number, amount and type of shares of Common Stock subject to any or all outstanding awards, (c) the grant, purchase or exercise price of any or all outstanding awards, (d) the securities, cash or other property deliverable upon the exercise of any outstanding award, or (e) the performance standards appropriate to any outstanding award. The Committee may also make provision for a cash payment or for the substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of an outstanding award based upon the distribution or consideration payable to the holders of the Common Stock of the Company.

     Unless the Committee determines otherwise, upon the occurrence of a "change in control event", each option and SAR will become immediately exercisable, restricted stock will immediately vest free of restrictions and the full amount of each performance share award will become payable to the individual. The Committee may override the limitations on acceleration by express provision in a written award agreement and may accord any eligible person a right to refuse any acceleration. A "change in control event" is defined in the Plan to include the following: (a) approval by the Company's stockholders of the dissolution or liquidation of the Company, (b) approval by the Company's stockholders of an agreement to merge or consolidate or otherwise reorganize, with or into one or more entities as a result of which less than 50% of the outstanding voting securities of the surviving entity immediately after the reorganization are or will be owned by stockholders of the Company immediately before such reorganization, (c) approval by the Company's stockholders of the sale of substantially all of the Company's business and/or assets to a person that is not a subsidiary or affiliate of the Company, (d) any person, other than the Company or any of its subsidiaries or any person holding Common Stock of the Company for any Company benefit plan, directly or indirectly, becomes the beneficial owner of more than 20% of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (e) during any period not longer than two consecutive years, individuals who at the beginning of such period constitute the Board cease to continue to be at least a majority of the Board, unless the election or nomination for election by stockholders was approved by at least three-fourths of the board members then still in office who were board members at the beginning of the period.

Tax Consequences

     The following information relates only to certain federal tax consequences in connection with awards made under the Plan. State tax treatment is subject to individual state tax laws and is not described below.

     Stock Options. The grant of an incentive stock option ("ISO") will not result in taxable income to the option holder and the exercise of an ISO will not result in taxable income to such an individual provided that he or she was an employee of the Company during the period beginning on the date of grant and ending on the date three months prior to the date of exercise of the option. If the option holder does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after the transfer of the underlying stock to him or her, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the individual as capital gain, and the Company will not be entitled to any deduction for tax purposes. If the foregoing holding periods are not met, the option holder will generally realize ordinary income and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is generally included in the calculation of an individual's alternative minimum taxable income for the year in which the ISO is exercised. The exercise of an ISO through the exchange of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. The value of the shares received upon such an exchange that are in excess of the number given up will be taxed to the individual at the time of exercise as ordinary income.

     The grant of a non-qualified stock option ("NQSO") will not result in taxable income to an option holder. Instead, the individual will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the option holder upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. The exercise of an NQSO through the delivery of previously acquired stock will generally be treated in the same manner as such an exercise would be treated in connection with the exercise of an ISO.

     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to an individual. Upon exercise of a SAR, the amount of cash or the fair market value of shares received will be taxable to the individual as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by an individual upon disposition of the shares received upon exercise will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     Restricted Stock. An individual who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the individual upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the recipient will also be compensation income and deductible by the Company. A recipient who has been granted an award of restricted stock that is not subject to a substantial risk of forfeiture will realize ordinary income in an amount equal to the fair market value of the shares at that time and the Company will be entitled to a tax deduction.

     If an individual is granted restricted shares that are subject to a substantial risk of forfeiture, recognition of taxable income may be accelerated to the date of grant if he or she makes an election under Internal Revenue Code
Section 83(b). Such an election must be filed with the IRS not later than 30 days after the date of grant. If such an election is properly filed, the Company will be entitled to a deduction at the time of grant in an amount equal to the fair market value of the shares (determined without regard to forfeiture restrictions) and there will be no further tax consequences when the restrictions lapse. Gains or losses realized by the recipient of the restricted shares upon disposition of such shares will be treated as capital gains or losses with the basis in such shares equal to the fair market value of such shares at the time of grant.

     Performance Share Awards. An individual who has been granted performance shares will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time. The individual will have compensation income at the time the shares are distributed to him or her equal to the then fair market value of the distributed shares and the Company will have a corresponding tax deduction.

     Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     The foregoing is merely a summary and does not purport to be a complete description of the federal income tax aspects of awards under the Plan. Individuals who receive awards under the Plan should consult with their personal tax advisors to determine the applicability of the tax rules to the awards granted to them.

     The proposed amendment to the Plan was authorized and adopted at the February 5, 2004 meeting of the Board of Directors, subject to the approval and ratification by the shareholders at the annual meeting. The favorable vote of a majority of the votes cast at the meeting by the holders of shares entitled to vote thereon is required for adoption of the amendment to the Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                               OTHER INFORMATION

     A shareholder giving a proxy may revoke it at any time before it is exercised. Every proxy is revocable at the pleasure of the person executing it or his or her personal representative. A shareholder may revoke a previously given proxy by delivering a written notice of revocation or another signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting and voting in person. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, employees of the Company (who will not be specifically compensated for such services) may solicit proxies in person or by telephone. Arrangements will be made with brokers, custodians, nominees and fiduciaries to forward proxies and proxy soliciting material to the beneficial owners of the Company's shares, and the Company may reimburse brokers, custodians, nominees or fiduciaries for their expenses in so doing. In addition, Georgeson Shareholder has been retained by the Company to assist in the solicitation for which it will be paid an estimated fee of $6,500 plus reasonable out of pocket expenses.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders which are intended to be included in the Company's Proxy Statement relating to its 2005 annual meeting of shareholders must be received at the Company's principal executive offices not later than December 2, 2004. A shareholder who wishes to present a proposal for consideration at the 2005 annual meeting without inclusion of such proposal in the Company's proxy materials must give written notice of the proposal to the Secretary of the Company in accordance with the Company's Bylaws not later than sixty days in advance of the date of such meeting. If the Company does not receive timely notice of a shareholder proposal, management of the Company may use its discretionary authority to vote the proxies received as the Board of Directors may recommend.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business that will be presented for consideration at the 2004 annual meeting of shareholders. However, if any other matters properly come before the meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted on those matters in accordance with the judgment of the holders of the proxies.

April 1, 2004

                                          By Order of the Board of Directors

                                                                       EXHIBIT A

                                    CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                       COMPUTER TASK GROUP, INCORPORATED
--------------------------------------------------------------------------------

PURPOSE

The primary purposes of the committee are to oversee on behalf of the board of directors:

     - the company's accounting and financial reporting processes and the integrity of its financial statements;

     - the audits of the company's financial statements and the appointment, compensation, qualifications, independence and performance of the company's independent auditors;

     - the company's compliance with legal and regulatory requirements; and

     - the performance of the company's internal audit function and internal control over financial reporting.

The committee also has the purpose of preparing the audit committee report that SEC rules require the company to include in its annual proxy statement. The committee's function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the company's financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.

ORGANIZATION

Number of members. The committee must consist of at least three directors. The board may designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members will appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence. All committee members must be independent, as defined and to the extent required in the applicable SEC rules and NYSE listing standards, as they may be amended from time to time (the "listing standards"), for purposes of audit committee membership.

Financial literacy. Each committee member must be financially literate upon appointment to the committee, as determined by the board in accordance with the listing standards. At all times, there should be at least one committee member who, as determined by the board, is an audit committee financial expert as defined in the SEC rules.

Appointment. Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws. Committee members will serve for such terms as the board may fix, and in any case at the board's will, whether or not a specific term is fixed.

Service on other audit committees. No director is eligible to serve on the committee if he or she serves on more than three other public companies' audit committees.

INDEPENDENT AUDITORS AND THEIR SERVICES

Overall authority. The committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the company. The independent auditors report directly to the committee. The

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

committee's authority includes resolution of disagreements between management and the auditors regarding financial reporting.

Terms of audit and non-audit engagements. The committee must pre-approve all audit, review, attest and permissible non-audit services to be provided to the company or its subsidiaries by the independent auditors. The committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

Annual quality control report and review. The committee must obtain and review, at least annually, a report by the independent auditors describing:

     - the firm's internal quality-control procedures; and

     - any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

In addition, the committee's annual review of the independent auditors' qualifications must also include the review and evaluation of the lead partner of the independent auditors for the company's account, and evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.

Policy on hiring employees of the auditors. The committee will from time to time establish hiring policies that will govern the company's hiring of employees or former employees of the independent auditors, taking into account possible pressures on the auditors' personnel who might seek a position with the company, and report these policies to the full board.

ANNUAL FINANCIAL REPORTING

As often and to the extent the committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year's financial statements, the committee will:

1. Discuss financial statements and internal control reports with management. Review and discuss with appropriate members of management:

   - the annual audited financial statements;

   - related accounting and auditing principles and practices; and

   - management's assessment of internal control over financial reporting and the related reports on internal control over financial reporting to be included in the company's annual report on Form 10-K (as and when these reports are required under SEC rules).

2. Critical accounting policy report. Timely request and receive from the independent auditors (before the filing of an audit report) the report required pursuant to applicable SEC rules, concerning:

   - all critical accounting policies and practices to be used;

   - all alternative treatments of financial information within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

   - other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

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

3. SAS 61 review. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:

   - the quality and acceptability of the accounting principles applied in the financial statements;

   - new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions;

   - the selection, application and effects of critical accounting policies and estimates applied by the company;

   - issues raised by any "management" or "internal control" letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management's response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

   - any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

4. MD&A. Review with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function) the intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's annual report on Form 10-K.

5. ISB 1 disclosure. Receive from the independent auditors a formal written statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

6. Auditor independence. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

7. Recommend filing of audited financial statements. Recommend whether the company's annual report on Form 10-K to be filed with the SEC should include the audited financial statements.

QUARTERLY FINANCIAL REPORTING

The committee's quarterly review will normally include:

1. Quarterly review. Review and discuss the quarterly financial statements of the company and the results of the independent auditors' review of these financial statements with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function).

2. Discussion of significant matters with management. Review and discuss with company management and, if appropriate, the independent auditors, significant matters relating to:

   - the quality and acceptability of the accounting principles applied in the financial statements

   - new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;

   - the selection, application and effects of critical accounting policies and estimates applied by the company; and

   - any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

3. MD&A. Review and discuss the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's quarterly report on Form 10-Q with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function).

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

OTHER FUNCTIONS

Annual review of this charter. The committee will review and assess the adequacy of this charter annually and recommend any proposed changes to the full board.

Annual review of performance. The committee will evaluate its performance as the audit committee on an annual basis.

Earnings releases and other financial guidance. The committee will discuss with management earnings press releases and other published financial information. This may be conducted generally as to types of information and presentations, and need not include advance review of each release or other information or guidance.

Compliance. The committee, to the extent it deems necessary or appropriate, will periodically review with management the company's disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with laws.

Risk assessment.  The committee will periodically:

   - inquire of management, the members of the internal audit department and the independent auditors about the company's major financial risks or exposures;

   - discuss the risks and exposures and assess the steps management has taken to monitor and control the risks and exposures; and

   - discuss guidelines and policies with respect to risk assessment and risk management.

Conduct codes. The committee will conduct any activities relating to the company's code(s) of conduct and ethics as may be delegated from time to time to the committee by the board.

Complaints and anonymous submissions. The committee will establish and maintain procedures for:

   - the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and

   - the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

If the committee so determines, the anonymous submission procedures may also include a method for interested parties to communicate directly with non-management directors.

Internal audit. The committee will monitor that the company maintains an internal audit function (which may be outsourced to a firm other than the company's independent auditors). The committee will oversee the internal auditors (or other personnel responsible for the internal audit function), who will report directly to the committee.

Related party transactions. It is the company's policy that the company will not enter into transactions required to be disclosed under item 404 of the SEC's Regulation S-K unless the committee or another independent body of the board first reviews and approves the transactions.

Internal control over financial reporting. The committee will periodically discuss and review, as appropriate, with the internal auditor, management and the independent auditors:

   - the design and effectiveness of the company's internal control over financial reporting; and

   - any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control, and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the committee.

Reports from legal counsel. The committee will review and take appropriate action with respect to any reports to the committee from legal counsel engaged by the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company, its subsidiaries or any person acting on their behalf.

Other reviews. The committee, as it may consider appropriate, may consider and review with the full board of directors, company management, internal or outside legal counsel, the independent auditors or any other appropriate person any other topics relating to the purposes of the committee that may come to the committee's attention.

Other functions. The committee may perform any other activities consistent with this charter, the company's corporate governance documents and applicable listing standards, laws and regulations as the committee or the board of directors considers appropriate.

MEETINGS, REPORTS AND RESOURCES

Meetings. The committee will meet as often as it determines is necessary, but not less than quarterly. The committee may also act by unanimous written consent in lieu of a meeting. The committee will meet separately and periodically with management, internal auditors (or other personnel responsible for the internal audit function) and independent auditors. In addition, the committee may meet with any other persons, as it deems necessary.

Procedures. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members constitutes a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present will be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports. The committee will prepare the audit committee report required to be included in the company's annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards or SEC rules. The committee will also report to the board annually the overall results of its annual review of the independent auditors' qualifications, performance and independence and the annual review by the committee of its own performance. The committee also will report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate, including review with the full board of any issues that arise from time to time with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

Committee access and investigations. The committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the company's other directors, management and personnel to carry out the committee's purposes. The committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.

Committee advisers and funding. As the committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate, and obtain advice and assistance from outside legal, accounting, or other advisers or consultants. The company will provide for appropriate funding, as determined by the committee, for payment of:

   - compensation to the independent auditors for their audit and audit-related, review and attest services;

   - compensation to any advisers engaged by the committee; and

   - ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

Reliance on others. Nothing in this charter is intended to preclude or impair the protection provided in Section 717 of the New York Business Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

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

Interpretation. For the avoidance of doubt, while the audit committee has the responsibilities and powers set forth in this charter, nothing in this charter should be interpreted as creating any duty or obligation on the part of the audit committee to plan or conduct audits or to determine that the company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Also, nothing herein should be construed as imposing on the audit committee responsibility to ensure compliance with laws and regulations and the company's code of business conduct and ethics. All such matters are the responsibility of management and the independent auditor, as appropriate.

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

                                                                       EXHIBIT B

                       COMPUTER TASK GROUP, INCORPORATED

                             2000 EQUITY AWARD PLAN

1.  THE PLAN

1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. "CORPORATION" means Computer Task Group, Incorporated and "COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 1.2.

1.2  DEFINITIONS.

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

"AWARD PERIOD" means the period beginning on an Award Date and ending on the expiration date of such Award.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Corporation.

"CHANGE IN CONTROL EVENT" means any of the following:

     (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

     (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

     (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

     (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation or of any of its subsidiaries or any Person holding common shares of the Corporation for or pursuant to the terms of any such employee benefit plan, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

     (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means the Board or a committee appointed by the Board to administer this Plan, which committee will be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, will be Disinterested.

"COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

"COMPANY" means, collectively, the Corporation and its Subsidiaries.

"CORPORATION" means Computer Task Group, Incorporated, a New York corporation, and its successors.

"DISINTERESTED" means a disinterested director or an "outside director" within the meaning of any mandatory legal or regulatory requirements, including Section 162(m) of the Code.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or key employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.
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

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an employee of the Company.

"NON-EMPLOYEE DIRECTOR PARTICIPANT" means a Non-Employee Director who holds an outstanding Award under the provisions of this Plan.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"OTHER ELIGIBLE PERSON" means any Non-Employee Director or any individual consultant or advisor who or (to the extent provided in the next sentence) agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons whom, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this Equity Award Plan, as amended from time to time.

"QDRO" means a qualified domestic relations order.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

"RULE 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time, but subject to any applicable transition rules.

"SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.
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

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a disability where Participant is unable to effectively engage in the material activities required for Participant's position with the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

1.3  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

     1.3.1 COMMITTEE. This Plan will be administered by and all Awards to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

     1.3.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee will have the authority to:

     (a) determine the particular Eligible Person who will receive Awards;

     (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

     (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

     (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

     (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
         Section 6.6 and provided, however, that in no event shall the foregoing result in, without the prior approval of the Corporation's shareholders, the repricing of options through cancellation or regrant or otherwise lowering of the exercise price of an outstanding Award;

     (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

     (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     1.3.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.3.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

     1.3.5 DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.
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

     1.3.6  CANCELLATION AND RECISSION OF AWARDS.

     (a) Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unexercised, unpaid or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 1.3.6 "Detrimental Activity" shall include: (1) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (2) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in any Company agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (3) the failure or refusal to disclose promptly and to assign to the Company, pursuant to any Company agreement regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (4) activity that results in termination of the Participant's employment for cause; (5) a violation of any rules, policies, procedures or guidelines of the Company; (6) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (7) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (8) any other conduct or act determined to be injurious, detrimental or prejudicial to any substantial interest of the Company.

     (b) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. If a Participant fails to comply with the provisions of paragraphs (a) (1)-(8) of this Section
1.3.6 prior to, or during the 12 months after, any exercise, payment or delivery pursuant to an Award, the Committee may rescind the exercise, payment or delivery within 2 years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in the manner and on the terms and conditions that the Committee may require, and the Company shall may set-off against the amount of any such gain any amount owed to the Participant by the Company.

1.4 PARTICIPATION. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.5  SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

     1.5.1 SHARES AVAILABLE. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.5.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed 3,500,000 shares (the "SHARE LIMIT"). The maximum number of shares subject to those options and Stock Appreciation Rights that are granted during any calendar year to any individual will be limited to 500,000. The maximum number of shares that may be granted as options shall not exceed 3,500,000. The maximum number of shares subject to those options and Stock Appreciation Rights that may be granted to Non-Employee Directors will not exceed 750,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.5.2 and by Section 6.2.

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     1.5.3  SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS.  No
Award may be granted under this Plan unless, on the date of grant, the sum of
(a) the maximum number of shares issuable at any time pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.5.3.

1.6 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.3.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. Notwithstanding the foregoing, in the event an Award is made to a Non-Employee Director under this Plan, the terms and conditions of said Award as contemplated by this paragraph 1.6 shall be made by the Board of Directors of the Corporation.

1.7 AWARD PERIOD. Each Award and all executory rights or obligations under the related Award Agreement will expire on such date (if any) as determined by the Committee, but in the case of Incentive Stock Options not later than ten (10) years after the Award Date.

1.8  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

     1.8.1 PROVISIONS FOR EXERCISE. Subject to the provisions of Section 6.2.2, the Committee shall establish the installments (if any) in which Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required. Notwithstanding the foregoing, an Award shall, unless otherwise provided in an Award Agreement, be immediately exercisable or vest upon the death, Total Disability or Retirement of a Participant.

     1.8.2 PROCEDURE. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2.

     1.8.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.9  NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

     1.9.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards will be exercised only by the Participant; and (b) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

     1.9.2 EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than

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

nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

     1.9.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.9.1 will not apply to:

     (a) transfers to the Corporation,

     (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

     (c) transfers pursuant to a QDRO order if approved or ratified by the Committee,

     (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

     (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.  OPTIONS

2.1 GRANTS. One or more Options may be granted under this Section to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to
Section 2.3, or a Non-Qualified Stock Option.

2.2  OPTION PRICE.

     2.2.1 PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

     2.2.2 PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by certified or cashier's check payable to the order of the Corporation; (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant, provided that an amount equal to not less than the par value of the shares is paid in cash; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefore and any related withholding obligations have been satisfied.

2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

     2.3.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock

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

subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.3.2 OPTION PERIOD. Each Option and all rights thereunder will expire no later than 10 years after the Award Date.

     2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5  OPTION CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.  Subject to Section
1.3 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Section by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result in a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. In no event shall the foregoing result in, without the prior approval of the Corporation's shareholders, the repricing of options through cancellation or regrant or otherwise lowering of the exercise price of an outstanding Award.

2.6 EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

     2.6.1 OPTIONS -- RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than Retirement, Total Disability or death, or "FOR CAUSE" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.3, 1.7 or 6.2, three months after the Severance Date to exercise any Option to the extent it has become exercisable on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.2 OPTIONS -- DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.7 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it will have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date will terminate.

     2.6.3 OPTIONS -- RETIREMENT. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.7 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of
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

an Incentive Stock Option) to the extent it will have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.4 CERTAIN SARS. Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

     2.6.5 OTHER AWARDS. The Committee will establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

     2.6.6 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

2.7 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.  STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)

3.1 GRANTS. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of
Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

     3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

     3.2.2 EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     3.2.3 STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.2.4 PROPORTIONATE REDUCTION. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3  PAYMENT.

     3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to
Section 6.5 payment of an amount determined by multiplying

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

     (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

     (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

     3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under
Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.  RESTRICTED STOCK AWARDS

4.1 GRANTS. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) that must be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require in order to enforce the restrictions.

4.2  RESTRICTIONS.

     4.2.1 PRE-VESTING RESTRAINTS. Except as provided in Sections 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     4.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

     4.2.3 CASH PAYMENTS. If the Participant has been paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other
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

conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

5.  PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may grant Performance Share Awards to Eligible Persons based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "PERFORMANCE CYCLE") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS. Without limiting the generality of the foregoing, and in addition to Performance Share Awards granted under other provisions of this Section 5, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary or division basis with reference to revenues, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to pre-established performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non- performance awards may also be granted under the other provisions of this Plan.

     5.2.1  ELIGIBLE CLASS.  The eligible class of persons for Awards under this
Section is executive officers of the Corporation.

     5.2.2 MAXIMUM AWARD. In no event will grants in any calendar year to a Participant under this Section 5.2 relate to shares with a value in excess of $1 million or a cash amount of more than $1 million.

     5.2.3 COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

     5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

     5.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

5.3 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

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

5.4 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

5.5  CASH BONUS AWARDS.

     5.5.1 PERFORMANCE GOALS. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.

     5.5.2 MAXIMUM ANNUAL AMOUNT. In no event may awards payable for any year to any Eligible Employee exceed $1 million.

     5.5.3 PAYMENT IN RESTRICTED STOCK. In lieu of cash payment of the awards, the Committee may require or allow a portion of the award to be paid in the form of a Restricted Stock Award.

6.  OTHER PROVISIONS

6.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

     6.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent.

     6.1.3 PLAN NOT FUNDED. Awards payable under this Plan will be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2  ADJUSTMENTS; ACCELERATION.

     6.2.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

     (a) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards,(iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

     (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event. In each case, with respect to Awards of Incentive Stock Options, no such adjustment will be made that would cause the Plan to violate Section 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

     6.2.2 ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under Awards will not accelerate or determines that only certain or limited benefits under Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

     (a) each Option and Stock Appreciation Right will become immediately exercisable,

     (b) Restricted Stock will immediately vest free of restrictions, and

     (c) the full amount of each Performance Share Award will become payable to the Participant. The Committee may override the limitations on acceleration in this Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements.

     6.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock under this Plan (other than under Section 8) has been fully accelerated as permitted by Section 6.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in
Section 6.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.1 that results in a Change of Control approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

     6.2.4 GOLDEN PARACHUTE LIMITATIONS. Unless otherwise specified in an Award Agreement, no Award may be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

6.3 EFFECT OF TERMINATION OF EMPLOYMENT. The Committee will establish in respect of each Award granted to an Eligible Person the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

6.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

6.5  TAX WITHHOLDING.

     6.5.1 MANDATORY TAX WITHHOLDING OFFSET. Subject only to Section 6.4, the number of shares or the payment of cash issuable or payable in respect of an Award, will be reduced by the amount necessary to satisfy the minimum applicable tax withholding requirements imposed on the Company or any subsidiary in respect of such Award or event. The participant will have no discretion as to whether such shares or amount will or will not be withheld and offset by the Company. Such withholding offset will be mandatory and nondiscretionary.

     6.5.2 TAX LOANS. If so provided in the Award Agreement, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

6.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION.

     6.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     6.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code, Section 505 of the New York Business Corporation Law, or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

     6.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award. In no event shall the foregoing result in, without the prior approval of the Corporation's shareholders, the repricing of options through the cancellation or regrant or otherwise lowering of the exercise price of an outstanding Award.

     6.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective as of the date it is approved by the Board, subject to stockholder approval of the shareholders of the Corporation.

6.9 TERM OF THE PLAN. No Award will be granted under this Plan after more than ten years after the effective date of this Plan (the "TERMINATION DATE"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

     6.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with the laws of the state of New York.

     6.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

     6.10.3  PLAN CONSTRUCTION.

     (a) RULE 16b-3. It is the intent of the Corporation that the Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible will be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

     (b) SECTION 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation under
         Section 162(m) of the Code, and this Plan will be interpreted consistent with such intent.

6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any award hereunder, if an entity ceases to be a subsidiary a termination of employment and service will be deemed to have occurred with respect to each eligible person in respect of such subsidiary who does not continue as an eligible person in respect of another entity within the company.

6.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                                                 sku# 0554-PS-04

                                                                          ZCTG42
                                  DETACH HERE

                                     PROXY

                       COMPUTER TASK GROUP, INCORPORATED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter P. Radetich and George B. Beitzel and each of them, as proxy or proxies, with power of substitution to vote all of the shares of Common Stock of Computer Task Group, Incorporated (the "Company") which the undersigned may be entitled to vote, as specified on the reverse side of this card, and, if applicable, hereby directs the trustee of the Company's 401 (K) Profit Sharing Retirement Plan (the "Plan") to vote the shares allocated to the account of the undersigned or otherwise which the undersigned is entitled to vote pursuant to the Plan, as specified on the reverse side of this card, at the Annual Meeting of Shareholders of the Company to be held at the Company's Headquarters, 800 Delaware Avenue, Buffalo, New York on Wednesday, May 5, 2004 at 10:00 a.m. or at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

[SEE REVERSE SIDE]                                            [SEE REVERSE SIDE]
                      MARK, SIGN AND DATE ON REVERSE SIDE

COMPUTER TASK GROUP, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694






                                                                          ZCTG41
                                  DETACH HERE


[X] PLEASE MARK                                   |                                                                        |   0554
    VOTES AS IN                                                                                                            |
    THIS EXAMPLE.                                                                                                          |
                                                                                                                            -------
                                                                                                              FOR   AGAINST  ABSTAIN
1. Election of Directors                                     2. To approve and ratify an amendment to the     [ ]     [ ]      [ ]
                                                                Company's 2000 Equity Award Plan to increase
   CLASS I NOMINEES: (01) Randall L. Clark                      the number of shares of the Company's
                     (02) Randolph A. Marks                     common stock authorized for issuance under
                                                                such plan by 1,500,000 shares.
                FOR                 WITHHELD
                ALL    [  ]    [ ]  FROM ALL
              NOMINEES              NOMINEES                 3. Said proxies are given discretionary authority to vote and act upon such other matters as may properly come before the meeting or any
          [ ]                                                   adjurnment thereof.
            --------------------------------------
            For all nominees except as noted above
                                                                MARK HERE IF YOU PLAN TO ATTEND THE MEETING                    [ ]



                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                  [ ]

                                                              Please date and sign exactly as name appears hereon. Each joint tenant must sign. When signing as attorney, executor, trustee, etc., give full title. If signer is a corporation, sign in full corporate name by authorized officer. If a parnership, sign in partnership name by an authorized person.

                                                              Please sign, date and return this proxy today. No postage is required.
                                                              A business reply envelope is enclosed for your convenience.


Signature:                                         Date:          Signature:                                         Date:
          ----------------------------------------      ---------           -----------------------------------------     ---------